EXHIBIT 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 3, 1995 on the financial statements of USCOC of Ohio RSA #7, Inc. as of Post-Effective December 31, 1994, and for the year then ended, (and to all references to our firm) included in or made a part of Amendment No. 1 to PriCellular Corporation's Form S-4 registration statement (File No. 33-91006).

                                                        Arthur Andersen LLP

Chicago, Illinois
November 29, 1996